Net Changes in Total Valuation Allowance for Deferred Tax Assets (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ($)	Mar. 31, 2011 JPY (¥)	Mar. 31, 2010 JPY (¥)	Mar. 31, 2009 JPY (¥)
Valuation Allowance [Line Items]
Valuation allowance at beginning of year	$ 2,877	¥ 239,269	¥ 208,627	¥ 82,191
Additions	671	55,791	46,704	145,707
Deductions	(121)	(10,077)	(14,066)	(3,511)
Other	(52)	(4,298)	(1,996)	(15,760)
Valuation allowance at end of year	$ 3,375	¥ 280,685	¥ 239,269	¥ 208,627